                          SELIGMAN FRONTIER FUND, INC.

                       Statement of Additional Information
                                   May 3, 2004

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Frontier Fund, Inc., (the "Fund") dated March 1, 2004, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus, dated March 1, 2004, offering Class I shares (together, "the Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents
                                -----------------

Fund History.................................................................  2
Description of the Fund and its Investments and Risks........................  2
Management of the Fund.......................................................  6
Control Persons and Principal Holders of Securities.......................... 12
Investment Advisory and Other Services....................................... 13
Brokerage Allocation and Other Practices..................................... 20
Capital Stock and Other Securities........................................... 20
Purchase, Redemption, and Pricing of Shares.................................. 21
Taxation of the Fund......................................................... 27
Underwriters................................................................. 28
Calculation of Performance Data.............................................. 30
Financial Statements......................................................... 33
General Information.......................................................... 33

EQFR1A

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland on July 9, 1984.

              Description of the Fund and Its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs") in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, the Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which the Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of the Fund's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Commodities and Commodity Contracts. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The investment manager must seek approval of the Board of Directors to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that fund could lose substantially more than the original margin deposit. Although the Fund will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Short Sales. The Fund may not sell "short" or maintain a "short position".

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. The investment manager must seek Board approval to invest in any warrant if it is of a type the Fund has not previously utilized.

Options. The investment manager must seek approval of the Board of Directors to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the Manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, call spreads and to sell covered call options (i.e., where the Fund owns the underlying security). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the Manager deems it advantageous to do so. The Manager will attempt to mitigate these risks by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Lending of Portfolio Securities. The Fund may lend portfolio securities if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended ("1940 Act"), which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

.. Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

.. Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

.. Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

.. Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

.. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

.. Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

.. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

.. Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

.. Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended October 31, 2003 and 2002 were 124.34% and 91.00%, respectively.

                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                          Number of
                          Term of Office                                                Portfolios in
                          and Length of                                                 Fund Complex
Name, (Age), Position(s)      Time        Principal Occupation(s) During Past 5 Years,   Overseen by
       With Fund             Served*          Directorships and Other Information         Director
------------------------  --------------  --------------------------------------------  -------------
                                        INDEPENDENT DIRECTORS

Robert B. Catell (67)      2003 to Date   Chairman, Chief Executive Officer and              60
Director                                  Director of KeySpan Corporation, a
                                          diversified energy, gas and electric
                                          company; Director or Trustee of each of the
                                          investment companies of the Seligman Group
                                          of Funds** (with the exception of Seligman
                                          Cash Management Fund, Inc.); Alberta
                                          Northeast Gas, LTD, Boundary Gas Inc., The
                                          Houston Exploration Company, oil and gas
                                          exploration, development and production;
                                          Edison Electric Institute, New York State
                                          Energy Research and Development Authority,
                                          Independence Community Bank, Business
                                          Council of New York State, Inc., New York
                                          City Partnership, and the Long Island
                                          Association, business and civic
                                          organization.

John R. Galvin (74)        2001 to Date   Dean Emeritus, Fletcher School of Law and          61
Director                                  Diplomacy at Tufts University; Director or
                                          Trustee of each of the investment companies
                                          of the Seligman Group of Funds** and Chairman
                                          Emeritus, American Council on Germany.
                                          Formerly, Director, USLIFE Corporation, life
                                          insurance and Raytheon Co., defense and
                                          commercial electronics; Governor of the
                                          Center for Creative Leadership;. From June
                                          1987 to June 1992, he was the Supreme Allied
                                          Commander, Europe and the
                                          Commander-in-Chief, United States European
                                          Command.

 Alice S. Ilchman (68)     2001 to Date   President Emerita, Sarah Lawrence College;         61
 Director                                 Director or Trustee of each of the
                                          investment companies of the Seligman Group
                                          of Funds**; Director, Jeannette K. Watson
                                          Summer Fellowship, summer internships for
                                          college students; Trustee, Save the
                                          Children, nonoprofit child-assistance
                                          organization, and the Committee for Economic
                                          Development; Governor, Court of Governors,
                                          London School of Economics; and Director,
                                          Public Broadcasting Service (PBS). Formerly,
                                          Chairman, The Rockefeller Foundation,
                                          charitable foundation; and Director, New
                                          York Telephone Company.

Frank A. McPherson (70)    2001 to Date   Retired Chairman of the Board and Chief            61
Director                                  Executive Officer of Kerr-McGee Corporation,
                                          diversified energy and chemical company;
                                          Director or Trustee of each of the
                                          investment companies of the Seligman Group
                                          of

                                                                                          Number of
                          Term of Office                                                Portfolios in
                          and Length of                                                 Fund Complex
Name, (Age), Position(s)      Time        Principal Occupation(s) During Past 5 Years,   Overseen by
       With Fund             Served*          Directorships and Other Information         Director
------------------------  --------------  --------------------------------------------  -------------
                                          Funds**; Director, ConocoPhillips,
                                          integrated international oil corporation,
                                          Integris Health, owner of various hospitals,
                                          BOK Financial, bank holding company,
                                          Oklahoma Chapter of the Nature Conservancy,
                                          Oklahoma Medical Research Foundation, Boys
                                          and Girls Clubs of Oklahoma, Oklahoma City
                                          Public Schools Foundation and Oklahoma
                                          Foundation for Excellence in Education.
                                          Formerly, Director, Kimberly-Clark
                                          Corporation, consumer products and the
                                          Federal Reserve System's Kansas City Reserve
                                          Bank.

John E. Merow (74)         2001 to Date   Retired Chairman and Senior Partner,               61
Director                                  Sullivan & Cromwell LLP, law firm; Director
                                          or Trustee of each of the investment
                                          companies of the Seligman Group of Funds**;
                                          Director, Commonwealth Industries, Inc.,
                                          manufacturer of aluminum sheet products;
                                          Director Emeritus, Municipal Art Society of
                                          New York; Executive Committee Memeber and
                                          Secretary, the U.S. Council for
                                          International Business; Trustee, New
                                          York-Presbyterian Hospital; Trustee and Vice
                                          Chairman, New York-Presbyterian Healthcare
                                          System, Inc.; and Member of the American Law
                                          Institute and Council on Foreign Relations.

Betsy S. Michel (61)       2001 to Date   Attorney; Director or Trustee of each of the       61
Director                                  investment companies of the Seligman Group
                                          of Funds**; Trustee, The Geraldine R. Dodge
                                          Foundation, charitable foundation, and World
                                          Learning, Inc., international educational
                                          training. Formerly, Chairman of the Board of
                                          Trustees of St. George's School (Newport,
                                          RI).

Leroy C. Richie (62)       2001 to Date   Chairman and Chief Executive Officer, Q            60
Director                                  Standards Worldwide, Inc., library of
                                          technical standards; Director or Trustee of
                                          each of the investment companies of the
                                          Seligman Group of Funds** (with the
                                          exception of Seligman Cash Management Fund,
                                          Inc.); Director, Kerr-McGee Corporation,
                                          diversified energy and chemical company, and
                                          Infinity, Inc., oil and gas services and
                                          exploration; Director and Chairman, Highland
                                          Park Michigan Economic Development Corp.
                                          Formerly, Trustee, New York University Law
                                          Center Foundation; Vice Chairman, Detroit
                                          Medical Center and Detroit Economic Growth
                                          Corp.; Chairman and Chief Executive Officer,
                                          Capital Coating Technologies, Inc., applied
                                          coating technologies; and Vice President and
                                          General Counsel, Automotive Legal Affairs,
                                          Chrysler Corporation.

Robert L. Shafer (71)      2001 to Date   Retired Vice President, Pfizer Inc.,               61
Director                                  pharmaceuticals; Director or Trustee of each
                                          of the investment companies of the Seligman
                                          Group of Funds**. Formerly, Director, USLIFE
                                          Corporation, life insurance.

James N. Whitson (68)      2001 to Date   Retired Executive Vice President and Chief         61
Director                                  Operating Officer, Sammons Enterprises,
                                          Inc., a diversified holding company;
                                          Director or Trustee of each of the
                                          investment companies of the Seligman Group
                                          of Funds**; and Director, CommScope, Inc.,
                                          manufacturer of coaxial cable. Formerly,
                                          Director and Consultant, Sammons
                                          Enterprises, Inc. and Director, C-SPAN,
                                          cable television networks.

                             INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris***(66)   2001 to Date   Chairman, J. & W. Seligman & Co.                   61
Director and Chairman                     Incorporated, Chairman of the Board and
of the Board                              Director or Trustee of each of the
                                          investment companies of the Seligman Group
                                          of Funds**; Chairman, Seligman Advisors,
                                          Inc., Seligman Services, Inc.,
                                          broker-dealer; Director, Carbo Ceramics
                                          Inc., manufacturer of ceramic proppants for
                                          oil and gas industry; Director, Seligman
                                          Data Corp. and President and CEO of the
                                          Metropolitan Opera Association. Formerly,
                                          Director, Kerr-McGee Corporation, a
                                          diversified energy and chemical company and
                                          Chief Executive Officer of each of the
                                          investment companies of the Seligman Group
                                          of Funds.

                                                                                          Number of
                          Term of Office                                                Portfolios in
                          and Length of                                                 Fund Complex
Name, (Age), Position(s)      Time        Principal Occupation(s) During Past 5 Years,   Overseen by
       With Fund             Served*          Directorships and Other Information         Director
------------------------  --------------  --------------------------------------------  -------------
Brian T. Zino*** (51)      Dir. & Pres.   Director and President, J. & W. Seligman &         61
Director, President and    2001 to Date   Co. Incorporated; Director or Trustee,
Chief Executive Officer   CEO.: 2002 to   President and Chief Executive Officer of
                               Date       each of the investment companies of the
                                          Seligman Group of Funds**; Director,
                                          Seligman Advisors, Inc. and Seligman
                                          Services, Inc.; Chairman, Seligman Data
                                          Corp.; Member of the Board of Governors of
                                          the Investment Company Institute; and
                                          Chairman, ICI Mutual Insurance Company.

Frederick J. Ruvkun (46)   2002 to Date   Managing Director, J. & W. Seligman & Co.          N/A
Vice President and                        Incorporated; Vice President, Seligman
Portfolio Manager                         Portfolios, Inc. and Portfolio Manager of
                                          its Frontier Portfolio. Formerly, Portfolio
                                          Manager at Bessemer Trust and Vice
                                          President, Seligman Global Fund Series, Inc.
                                          and Co-Portfolio Manager of its Global
                                          Smaller Companies Fund and Co-Portfolio
                                          Manager of Seligman Portfolios' Global
                                          Smaller Companies Portfolio.

Thomas G. Rose (46)        2001 to Date   Senior Vice President, Finance, J. & W.            N/A
Vice President                            Seligman & Co. Incorporated, Seligman
                                          Advisors, Inc. and Seligman Data Corp.; Vice
                                          President of each of the investment
                                          companies of the Seligman Group of Funds**
                                          and of Seligman Services, Inc. and Seligman
                                          International, Inc. Formerly, Treasurer of
                                          each of the investment companies of the
                                          Seligman Group of Funds and of Seligman Data
                                          Corp.

Lawrence P. Vogel (47)     2001 to Date   Senior Vice President and Treasurer,               N/A
Vice President                            Investment Companies, J. & W. Seligman & Co.
and Treasurer                             Incorporated; Vice President and Treasurer
                                          of each of the investment companies of the
                                          Seligman Group of Funds** and of Seligman
                                          Data Corp. Formerly, Senior Vice President,
                                          Finance, J. & W. Seligman & Co.
                                          Incorporated, Seligman Advisors, Inc.,
                                          Seligman International, Inc. and Seligman
                                          Data Corp.; Vice President, Seligman
                                          Services, Inc.; and Treasurer, Seligman
                                          International, Inc. and Seligman Henderson
                                          Co.

Frank J. Nasta (39)        2001 to Date   Managing Director, General Counsel and             N/A
Secretary                                 Corporate Secretary, J. & W. Seligman & Co.
                                          Incorporated; Secretary, of each of the
                                          investment companies of the Seligman Group
                                          of Funds**; and Corporate Secretary,
                                          Seligman Advisors, Inc., Seligman Services,
                                          Inc., Seligman International, Inc. and
                                          Seligman Data Corp. Formerly, Corporate
                                          Secretary, Seligman Henderson Co. and Senior
                                          Vice President, Law and Regulation, J. & W.
                                          Seligman & Co. Incorporated.

----------
* Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the fiscal year ended October 31, 2003. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended October 31, 2003. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the fiscal year ended October 31, 2003. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2003, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

                                                   Aggregate Dollar Range of
                       Dollar Range of Fund     Shares Owned by Director in the
       Name          Shares Owned by Director       Seligman Group of Funds
-------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------
Robert B. Catell               None                     $50,001-$100,00
John R. Galvin              $1-$10,000                  $50,001-$100,000
Alice S. Ilchman         $10,001-$50,000                 Over $100,000
Frank A. McPherson       $10,001-$50,000                 Over $100,000
John E. Merow            $50,001-$100,000                Over $100,000
Betsy S. Michel          $10,001-$50,000                 Over $100,000
Leroy C. Richie             $1-$10,000                  $10,001-$50,000
Robert L. Shafer            $1-$10,000                   Over $100,000
James N. Whitson         $50,001-$100,000                Over $100,000
-------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
-------------------------------------------------------------------------------
William C. Morris        $50,001-$100,000                Over $100,000
Brian T. Zino              Over $100,000                 Over $100,000

Compensation

                                                                     Total
                                                                 Compensation
                                                  Pension or      from Fund
                                                  Retirement       and Fund
                                                   Benefits         Complex
                                  Aggregate       Accrued as        Paid to
          Name and              Compensation        Part of        Directors
     Position with Fund         from Fund (1)    Fund Expenses      (1)(2)
-----------------------------   -------------    -------------   ------------
Robert B. Catell, Director(3)   $         280         N/A        $     34,413
John R. Galvin, Director                  873         N/A             102,000
Alice S. Ilchman, Director                846         N/A              99,000
Frank A. McPherson, Director              846         N/A              99,000
John E. Merow, Director                   873         N/A             102,000
Betsy S. Michel, Director                 873         N/A             102,000
Leroy C. Richie, Director                 895         N/A             102,000
James Q. Riordan, Director(4)             534         N/A              58,500
Robert L. Shafer, Director                819         N/A              94,500
James N. Whitson, Director                873(5)      N/A             102,000(5)

----------
(1)  For the Fund's fiscal year ended October 31, 2003.
(2) At October 31, 2003, the Seligman Group of Funds consisted of twenty-three investment companies.
(3) Mr. Catell became a member of the Board of Directors effective May 15, 2003.
(4)  Mr. Riordan retired from the Board of Directors effective March 20, 2003.
(5) Includes deferred compensation from "Aggregate Compensation from Fund" and "Total Compensation from Fund and Fund Complex Paid to Directors" of $196 and $22,500, respectively.

No compensation is paid by the Fund to Directors or officers of the Fund who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements.
Messrs. Merow and Whitney no longer defers current compensation; however, they have accrued deferred compensation (including earnings/losses) in the amounts of $8,491 and $16,624, as of October 31, 2003.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.

Class A shares of the Fund may be issued without a sales charge to present and former directors or trustees (and their family members) of the Fund.

Code of Ethics

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman, as the Fund's investment manager, will vote the proxies relating to the Fund's portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Fund's shareholders.

The financial interest of the shareholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's shareholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Manager pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee").

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's Vice Chairman and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman's Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee's members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee's members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals.

Guidelines Summary. The Guidelines are briefly described as follows:

     1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

     2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

     3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

     4. Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

     5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

     6.   Seligman will withhold voting for the entire board of directors if:
(a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent;
(c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

     7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

     8.   Seligman will vote for proposals to effect stock splits.

     9. Seligman will vote for proposals authorizing share repurchase programs.

     10. Seligman will vote against authorization to transact unidentified business at the meeting.

     11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

     12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

     13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

     14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

               Control Persons and Principal Holders of Securities

Control Persons

As of April 27, 2004, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 27, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefit of Its Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246, owned of record 10.04% of the Fund's Class A shares of capital stock then outstanding, 20.89% of the Fund's Class B shares of capital stock then outstanding, and 28.76% of the Fund's Class D shares of capital stock then outstanding. As of the same date, CitiGroup Global House Account, 333 West 34/th/ Street, New York, NY 10001, owned of record 6.78% of the Fund's Class B shares of capital stock then outstanding and 11.41% of the Fund's Class C shares of capital stock then outstanding. As of the same date, State Street Bank & Trust Co FBO J. & W. Seligman & Co Incorporated Matched Accumulation Plan, Attn: Pension Plan Services, 100 Park Avenue, New York, NY 10017, owned of record 56.74% of the Fund's Class I shares of capital stock then outstanding; State Street Bank & Trust Co FBO The Seligman Data Corp. 401K/Thrift Plan, Attn: Pension Plan Services, 100 Park Avenue, New York, NY 10017, owned of record 12.38% of the Fund's Class I shares of capital stock then outstanding; and State Street Bank & Trust FBO Parental Savings Trust Fund College Horizon 7 and College Horizon 17, Attn: Eric McCauley, 105 Rosemont Avenue, Westwood, MA 02090-2318, respectively, owned of record 17.23% and 13.63%, respectively, of the Fund's Class I shares of capital stock then outstanding. As of the same date, Seligman Advisors Inc., 100 Park Avenue, New York, NY 10017, owned of record 97.37% of the Fund's Class R shares of capital stock then outstanding.

Management Ownership

As of April 27, 2004, Directors and officers of the Fund as a group owned
1.23% of the Fund's Class A shares of capital stock then outstanding. As of the same date, Directors and officers of the Fund did not own any Class B shares, Class C shares, Class D shares or Class R shares of the then outstanding shares of capital stock of the Fund. As of the same date, Directors and officers of the Fund as a group owned 4.62% of the Fund's Class I shares of capital stock then outstanding of the Fund.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund ("Management Agreement"). Seligman also serves as investment manager to twenty-one other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds". There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other that the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.95% per annum of the Fund's average daily net assets on the first $750 million of net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. For the fiscal year ended October 31, 2003, the Fund paid Seligman $1,057,872, equal to 0.95% per annum of its average daily net assets. For the fiscal year ended October 31, 2002, the Fund paid Seligman $1,452,066, equal to 0.95% per annum of its average daily net assets. For the fiscal year ended October 31, 2001, the Fund paid Seligman $2,141,503, equal to 0.95% per annum of its average daily net assets.

The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on October 11, 1988 and by the shareholders at a meeting held on December 15, 1988. Amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to the Manager by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund or by Seligman, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 20, 2003 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other mutual funds compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies certain indices); (2) the nature and quality of investment services and administrative services rendered by Seligman;
(3) the payments received by Seligman and its affiliates from all sources involving both the Fund and the other mutual funds in the Seligman Group; (4) the costs borne by, and profitability of, Seligman in providing service of all types to the Fund and to the other mutual funds in the Seligman Group; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover rates of the Fund and compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of the Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 20, 2003 Board of Directors meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2002 and 2003 (through September 30) and estimates for full-year 2003. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman Group mutual funds on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:
---------------

                                                                Regular Dealer
                            Sales Charge       Sales Charge       Reallowance
                              as a % of        as a % of Net       as a % of
Amount of Purchase        Offering Price(1)   Amount Invested   Offering Price
-----------------------   -----------------   ---------------   --------------
Less than $50,000                      4.75%             4.99%            4.25%
$50,000 - $99,999                      4.00              4.17             3.50
$100,000 - $249,999                    3.50              3.63             3.00
$250,000 - $499,999                    2.50              2.56             2.25
$500,000 - $999,999                    2.00              2.04             1.75
$1,000,000 and over                       0                 0                0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:
---------------

                                                                Regular Dealer
                            Sales Charge       Sales Charge      Reallowance
                              as a % of        as a % of Net      as a % of
Amount of Purchase        Offering Price(1)   Amount Invested   Offering Price
-----------------------   -----------------   ---------------   --------------
Less than $100,000                     1.00%             1.01%            1.00%
$100,000 - $249,999                    0.50              0.50             0.50
$250,000 - $1,000,000                     0                 0                0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended October 31, 2003, 2002 and 2001, Seligman Services received commissions in the amount of $882, $1,942 and $2,345, respectively.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services, and distribution fee in respect of the Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A
-------

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2003 was $142,999, equivalent to 0.24% per annum of the Class A shares' average daily net assets.

Class B
-------

Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund to Seligman Advisors in respect of Class B shares for the fiscal year ended October 31, 2003 was $159,511, equivalent to 1% per annum of the Class B shares' average daily net assets.

Class C
-------

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption, and Pricing of Shares") to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2003 was $19,093, equivalent to 1% per annum of the Class C shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003, (the most recent date such information was available) Seligman Advisors incurred $109,680 of expenses in respect of the Fund's Class C shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 3.98% of the net assets of Class C shares atOctober 31, 2003.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D
-------

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended October 31, 2003 was $300,625, equivalent to 1% per annum of the Class D shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003, (the most recent date such information was available) Seligman Advisors incurred $1,256,583 of expenses in respect of the Fund's Class D shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 3.76% of the net assets of Class D shares at October 31, 2003.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R
-------

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the period April 30, 2003 to October 31, 2003 was $4, equivalent to 0.50% per annum of the Class R shares' average daily net assets

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003 (the most recent date such information was available) Seligman Advisors incurred $30 of expenses in respect of the Fund's Class R shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 1.59% of the net assets of Class R shares at October 31, 2003.

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

                                   ----------

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended October 31, 2003 were spent on the following activities in the following amounts:

                                   Class A        Class B*       Class C        Class D        Class R
                                 ------------   ------------   ------------   ------------   ------------
Compensation to underwriters     $        -0-   $        -0-   $      6,303   $     15,610   $          1
Compensation to broker/dealers        142,999         39,543         12,790        285,015              3
Other*                                    -0-        119,968            -0-            -0-            -0-

* Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was approved on March 19, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 1992. The 12b-1 Plan became effective in respect of the Class A shares on June 1, 1992. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of Class R shares on March 20, 2003, by the Directors, including a majority of Qualified Directors, and became effective in respect of the Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-

1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended October 31, 2003, 2002 and 2001, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $15,326, $18,280 and $34,419, respectively.

Other Service Providers

Seligman Data Corp. ("SDC"), which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Fund are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended October 31, 2003, 2002 and 2001, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amount of $743,894, $480,898 and $616,464, respectively.

Commissions

For the fiscal years ended October 31, 2003, 2002 and 2001, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

                       Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.10, divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of the Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A
-------

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectuses.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectuses. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectuses, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or through a "fund of funds" arrangement;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectuses, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B
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Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                              CDSC
-----------------------------------------------   ----
Less than 1 year ..............................      5%
1 year or more but less than 2 years ..........      4%
2 years or more but less than 3 years .........      3%
3 years or more but less than 4 years .........      3%
4 years or more but less than 5 years .........      2%
5 years or more but less than 6 years .........      1%
6 years or more ...............................      0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C
-------

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D
-------

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Class R
-------

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
     70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of Class R shares within one year after the initial purchase by an eligible benefit plan (as described in the Fund's Prospectus) that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Class I
-------

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (with the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Offering Price
--------------

When you buy or sell fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Generally, portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined in accordance with procedures approved by the Board of Directors. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class B shares, Class D shares, Class I and Class R shares are sold at NAV/(2)/. Using each Class's NAV at October 31, 2003, the maximum offering price of the Fund's shares is as follows:

Class A
-------
   Net asset value and offering price per share .................   $      11.49
   Maximum sales charge (4.75% of offering price) ...............           0.57
                                                                    ------------
   Offering price to public .....................................   $      12.06
                                                                    ============
Class B
-------
   Net asset value and offering price per share/(2)/ ............   $      10.28
                                                                    ============
Class C
-------
   Net asset value and offering price per share .................   $      10.28
   Maximum sales charge (1.00% of offering price/(1)/) ..........           0.10
                                                                    ------------
   Offering price to public .....................................   $      10.38
                                                                    ============
Class D
-------
   Net asset value and offering price per share/(2)/ ............   $      10.27
                                                                    ============
Class I
-------
   Net asset value and offering price per share .................   $      11.62
                                                                    ============
Class R
-------
   Net asset value and offering price per share/(2)/ ............   $      11.48
                                                                    ============

----------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase Redemption and Pricing of Shares".
(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of purchase of a retirement plan's initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. The tax rate on net long-term capital gain for individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain held for more than one year and realized or before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

At October 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $23,903,762 which is available for offset against future taxable net capital gains, expiring in varying amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year. Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

The Fund is subject to a 4% nondeductible excise tax on the underdistribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year at least 98% of its capital gain net income realized during the one-year period ending September 30 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholder on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Fund for the fiscal years ended October 31, 2003, 2002, and 2001, and total initial sales charges paid by shareholders of Class C shares of the Fund for the fiscal years ended October 31, 2003, 2002 and 2001, are shown below. Also shown below are the amounts of the Class A and Class C sales charges retained by Seligman Advisors for the same periods.

              Total Sales     Amount of
              Charges Paid     Class A
                   by           Sales
              Shareholders     Charges
              on Class A     Retained by
              and Class C      Seligman
Fiscal Year      Shares        Advisors
-----------   ------------   ------------
   2003       $     43,591   $      3,896
   2002             69,183          6,741
   2001            130,766         13,987

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended October 31, 2003:

                    Compensation on
Net Underwriting     Redemptions and
 Discounts and      Repurchases (CDSC
   Commissions      on Class A, Class
  (Class A and       C, Class D and
  Class C Sales      Class R  Shares        Brokerage             Other
Charges Retained)       Retained)          Commissions      Compensation(1)(2)
-----------------   -----------------   -----------------   ------------------
$           3,896   $           4,924   $               0   $            3,909

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under the discussion "Rule 12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the fiscal year ended October 31, 2003, are reflected in the table.
(2) During the fiscal year ended October 31, 2003, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge ("CDSC"), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A
-------

The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods ended October 31, 2003, were 23.95%, (1.40)% and 4.63%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and distributions paid by the Fund were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Fund's Class A shares for the ten-year period ended October 31, 2003 was 57.23%. Thus, a $1,000 investment in Class A shares made on October 31, 1993 had a value of $1,572 on October 31, 2003.

Class B
-------

The average annual total returns for the Fund's Class B shares for the one- and five-year periods ended October 31, 2003 and for the period from April 22, 1996 (inception) through October 31, 2003, were 24.15%, (1.53)% and (0.89)%, respectively. These returns were computed assuming that all dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed, subtracting the applicable CDSC.

The cumulative total return for the Fund's Class B shares for the period April 22, 1996 (commencement of operations of Class B shares) through October 31, 2003 was (6.54)%. Thus, a $1,000 investment in Class B shares on April 22, 1996 had a value of $935 on October 31, 2003.

Class C
-------

The average annual total returns for the Fund's Class C shares for the one-year period ended October 31, 2003 and for the period from May 27, 1999 (inception) through October 31, 2003 were 27.03% and (1.62)%, respectively. These returns were computed by subtracting the maximum sales charge of 1% of the public offering price and assuming that all dividends and distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Fund's Class C shares for the period from May 27, 1999 (commencement of operations of Class C shares) through October 31, 2003 was (7.00)%. Thus, a $1,000 investment in Class C shares on May 27, 1999 had a value of $930 on October 31, 2003.

Class D
-------

The average annual total returns for the Fund's Class D shares for the one-, five- and ten-year periods ended October 31, 2003 were 28.18%, (1.20)% and 4.23%, respectively. These returns were computed assuming that all of the dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Fund's Class D shares for the ten-year period ended October 31, 2003 was 51.38%. Thus, a $1,000 investment in Class D shares made on October 31, 1993 had a value of $1,514 on October 31, 2003.

Class I
-------

The average annual total returns for the Fund's Class I shares for the one-year period ended October 31, 2003 and fro the period from November 30, 2001 (commencement of offering of Class I shares) through October 31, 2003 were 30.86% and 1.28%. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant time period. It was then assumed that tat the end of the one-year period and the period since inception, the entire amounts were redeemed.

The cumulative total return for the Fund's Class I shares for the period from November 30, 2001 (commencement of offering of Class I shares) through October 31, 2003 was 2.47%. Thus, a $1,000 investment in Class I shares made on November 30, 2001 had a value of $1,025 on October 31, 2003.

Class R
-------

The cumulative total return for the Fund's Class R shares for the period from April 30, 2003 (commencement of offering of Class R shares) through October 31, 2003 was 25.74%. Thus, a $1,000 investment in Class R shares made on April 30, 2003 had a value of $1,247 on October 31, 2003.

The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D shares and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The total returns and average annual total returns for Class A and Class D shares for periods through December 31, 1995 do not reflect the increased management fees, approved by shareholders on December 12, 1995, and became effective on January 1, 1996. These fees, if reflected, would reduce the performance quoted.

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class B, Class C, Class D, Class I and Class R shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

The Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to Shareholders for the fiscal year ended October 31, 2003 contains a portfolio of the investments of the Fund as of October 31, 2003, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.